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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  November 14, 2002

                                CONCENTRAX, INC
                             ----------------------

             (Exact name of registrant as specified in its charter)


           Nevada                  0  32459              65-0887846
----------------------------      -----------      -------------------
(State  or  other  jurisdiction    Commission          (IRS  Employer
      of  Incorporation)           File  Number      Identification  No.)


      2400 Augusta, Suite 425, Houston Texas           77057
     --------------------------------------------     ----------
     (Address  of  principal  executive  offices)     (Zip  Code)





       Registrant's Telephone Number, including area code: (888) 481-2207

         (Former name or former address, if changed since last report.)


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                                    FORM 8-K

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

SEE  ITEM  5.

ITEM  5.  OTHER  EVENTS.

On November 14, 2002, Articles of Merger were abandoned in accordance with Texas and Nevada state laws, and the required documents were filed in the Texas and Nevada Secretary of States offices.



                         Exhibit  Index

                         2.1 Termination of Planned Merger, filed November 14, 2002 in Nevada.
                         2.2 Statement of Abandonment of Merger, filed November 14, 2002 in Texas.




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CONCENTRAX, INC.



                                              /s/ Mark Gifford
                                         By:  ______________________________
                                              Mark  Gifford
                                              President


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